Subsequent Events	9 Months Ended	12 Months Ended
	Jun. 30, 2015	Sep. 30, 2014
Subsequent Events [Abstract]
Subsequent Events

13. Subsequent Events

Repayment to Related Parties

During July and August 2015, the Company made a total cash repayment of $2.5 million to Mr. Hansen for amounts due to him on the unsecured note, advances and services rendered. In addition, $2 million of advances from Mr. Hansen were converted to 400,000 shares of common stock at $5.00 per share.

Sale of Securities

On August 13, 2015, the Company sold 400,000 shares of common stock at $5.00 per share for a total cash consideration of $2 million to a former substantial stockholder. In conjunction with the sale, a warrant was also issued for the purchase of up to 500,000 shares of common stock at $5.00 per share, exercisable for one year from the date of issuance of the warrant.

On August 13, 2015, the Company sold 100,000 shares of common stock at $5.00 per share in a private placement for a total cash consideration of $0.5 million to a former lender to the Company. In conjunction with the sale, a warrant was also issued for the purchase of up to 100,000 shares of common stock at $2.50 per share, exercisable for a period of sixty days from the date of issuance of the warrant. The warrants were exercised in October 11, 2015.

Grant of Securities

On August 14, 2015, the Company granted its founder, and former President and Chief Executive Officer, Michael Hansen, 800,000 shares of common stock which shares will be legended as restricted securities. The issuance of shares to Mr. Hansen is to recognize his contributions to the Company and the shares are fully vested. The Company’s Board of Directors had approved issuance of 700,000 shares of its common stock in 2014, and was unable to issue such shares to Mr. Hansen for reasons unrelated to Mr. Hansen’s outstanding service to the Company. The current board evaluated the assistance that Mr. Hansen provided outside of his employment contract that included loaning necessary funds to the Company and arranging for Company financing when the Company had no collateral or commercial borrowing power. These services enabled the Company to remain in business.

15. Subsequent Events

Repayment of Loan and Services to Related Parties

On October 17, 2014, and as discussed in Note 7 - Amounts Due to Related Parties, the Company repaid Mr. Hansen the principal amount of the unsecured loan of $1 million and approximately $0.6 million for services rendered by related parties.

Repayment of Loan to a Private Lender

On November 14, 2014, and as discussed in Note 8 - Note Payable, the Company fully repaid the loan amount of $500,000 and accrued interest pursuant to an unsecured loan agreement entered with a private lender on May 6, 2014.

Lease Settlement

On December 18, 2014, the Company entered into a Stipulation of Settlement Agreement with a former landlord for a final lease settlement sum of $500,000. The amount was fully expensed in selling, general and administrative expenses during the year ended September 30, 2014.

Sale of Land in Dubai

On February 9, 2015, and as described in Note 5 - Land Held for Sale, the Company entered into a Property Sale Agreement - Memorandum of Understanding for the sale of a parcel of land in Dubai with an unaffiliated third party for approximately $1.25 million.